UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 4, 2010
Princeton National Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-20050	36-3210283

(Commission File Number)	(IRS Employer Identification No.)

606 South Main Street Princeton, Illinois	61356

(Address of Principal Mr. Ogaard Offices)	(Zip Code)
Registrant’s telephone number, including area code (815) 875-4444
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     Princeton National Bancorp, Inc. (the “Company”) determined that the value of the option awards appearing in both the Director Compensation Table and the Summary Compensation Table of the proxy statement for its April 27, 2010 annual meeting of stockholders were overstated. The values were erroneously computed using the exercise price of the option awards on the date of grant as opposed to grant date fair value on the date of grant. Below are a revised Director Compensation Table and Summary Compensation Table for the Company which corrects the errors noted above.
PNBC/CFNB Director Compensation

	Fees Earned or
	Paid in	Option
	Cash	Awards	Total
Name	($)	($)[1]	($)
(a)	(b)	(c)	(d)
Daryl Becker	$24,150	$4,220	$28,370.00
Gary C. Bruce	$21,000	$4,220	$25,220.00
Sharon L. Covert	$20,600	$4,220	$24,820.00
John R. Ernat	$5,250	$4,220	$9,470.00
Donald E. Grubb	$21,900	$4,220	$26,120.00
Mark Janko	$5,250	$4,220	$9,470.00
Willard Lee	$5,250	$4,220	$9,470.00
Gretta E. Bieber	$19,900	$4,220	$24,120.00
Ervin I. Pietsch	$20,100	$4,220	$24,320.00
Stephen W. Samet	$24,100	$4,220	$28,320.00
Craig O. Wesner	$27,900	$4,220	$32,120.00

[1]	Represents the grant date fair value of 2009 option awards.
Summary Compensation Table

				Stock	Option	Non-Equity	All Other
		Salary	Bonus	Awards	Awards	Incentive Plan	Compensation
Name and Principal Position	Year	($)[1]	($)[2]	($)[3]	($)[4]	Compensation	($)[5]	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Tony J. Sorcic	2009	$368,407	$0	—	$0	—	$12,915	$381,322
President and Chief	2008	$319,455	$109,731	—	$29,200	—	$18,076	$476,462
Executive Officer	2007	$304,233	$74,559	—	$27,000	—	$17,020	$422,812

James B. Miller	2009	$198,610	$0	$4,970	$0	—	$12,355	$215,935
Executive Vice	2008	$173,239	$62,710	—	$4,380	—	$14,678	$255,007
President	2007	$160,900	$35,130	—	$4,050	—	$12,638	$212,718

Todd D. Fanning	2009	$171,037	$0	$4,970	$0	—	$9,507	$185,514
Senior Vice President	2008	$137,825	$49,613	—	$2,920	—	$11,703	$202,061
& CFO/Treasurer	2007	$132,595	$34,784	—	$2,700	—	$10,154	$180,233

Patrick B. Murray	2009	$165,323	$0	$4,970	$0	—	$9,219	$179,512
Senior Vice President	2008	$142,494	$41,340	—	$2,920	—	$11,822	$198,576
– Citizens Financial Advisors	2007	$144,212	$32,461	—	$2,700	—	$11,083	$190,456

Jacqualyn L. Karlosky	2009	$124,920	$0	$4,970	$0	—	$7,719	$137,609
Senior Vice President	2008	$99,388	$26,986	—	$2,920	—	$10,021	$139,315
– Consumer Banking	2007	$93,901	$21,735	—	$2,700	—	$8,133	$126,469

[1]	$25,000 of deferred compensation is included in the salary amount in column c which is also shown in column b of the Non-Qualified Deferred Compensation table and does not represent additional compensation.

[2]	The Executive Officer may earn a performance incentive based on key results achieved during the year (see page 8). In compliance with the U.S. Treasury TARP Capital Purchase Program there were no incentives received in 2009.

[3]	Represents the grant date fair value on the date of grant. Please refer to note 15 to our Financial Statements for additional information on our Stock Compensation Plans.

[4]	Represents the grant date fair value of 2008 and 2007 awards. In compliance with the U.S. Treasury TARP Capital Purchase Program there were no options granted in 2009. Please refer to note 15 to our Financial Statements for additional information on our Stock Compensation Plans.

[5]	The compensation reported represents Company matching contributions to the Company 401(k) Plan and Company contributions to the Profit Sharing Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON NATIONAL BANCORP, INC. (Registrant)

By:	/s/ Todd D. Fanning
Todd D. Fanning, Executive Vice President and Chief Operating Officer

Dated: May 4, 2010